                                                                    EXHIBIT 10.5

                              INDEMNITY AGREEMENT


     THIS INDEMNITY AGREEMENT is entered into as of ____________, 1997, by and among Taylor Capital Group, Inc. ("TCG") and those certain persons listed on Schedule A hereof (the "Taylor Family") for the purposes described below.


                                    RECITALS

     WHEREAS, the Taylor Family and Cole Taylor Financial Group, Inc. ("CTFG") entered into an Amended and Restated Share Exchange Agreement dated as of June 12, 1996 (the "Share Exchange Agreement");

     WHEREAS, pursuant to Section 7(c) of the Share Exchange Agreement, the Taylor Family has formed TCG; and

     WHEREAS, TCG desires to indemnify the Taylor Family for certain liabilities under the Share Exchange Agreement;

     NOW THEREFORE, the parties agree as follows:

          1. DEFINITIONS.  For purposes of this Agreement:

          (a) "PROCEEDING" means any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing, or any other proceeding, pending, threatened or completed, whether civil, criminal, administrative or investigative, in which a Taylor Family member is a party or threatened to be a party:


               (i) arising, caused by, or as a result of, a breach by TCG of the
          Section 7(c) Agreement dated _________, 1997 between TCG and CTFG; and/or


               (ii) arising from or relating to the following sections of the Share Exchange Agreement:

          Section 3
          Section 5.2(a) (last two sentences only)
          Section 5.2(b) (last two sentences only)

          Section 10(g)(i) (first sentence only), (other than a breach of 10(g)(ii)(x), other than any breach by the Taylor Family of its covenant not to enter into any Transfer Arrangement relating to control of TCG, and other than a breach of the Share Exchange Agreement by CTFG),


                  10(g)(ii)(other than a breach of 10(g)(ii)(x) and other than any breach by the Taylor Family of its covenant not to enter into any Transfer Arrangement relating to control of TCG),

          Section 10(h)
          Section 10(j) (second sentence only)

          Section 10(n)

          Section 15(a) (other than Section 15(a)(i))
          Section 16
          Section 17

          (b) "CLOSING" means the closing of the transactions contemplated by the Share Exchange Agreement.

          (c) "EXPENSES" means all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

          (d) "LIABILITIES" means any judgments, fines, penalties, or similar payments or amounts paid or incurred by a Taylor Family member in connection with any Proceeding, amounts paid or incurred by a Taylor Family member or on a Taylor Family member's behalf in settlement of any Proceeding, and all Expenses.


          (e) Capitalized terms not otherwise defined herein shall have the same meaning as ascribed to them in the Share Exchange Agreement.




     2. INDEMNIFICATION BY TCG.   TCG shall hold harmless and indemnify each
member of the Taylor Family against all Liabilities and advance to each Taylor Family member all Expenses to the fullest extent permitted by law; provided, however, that TCG shall have no obligation to indemnify or hold harmless any member of the Taylor Family from any Liability caused by such Taylor Family member's knowing or reckless breach of any representation, warranty or covenant contained in the Share Exchange Agreement. The Taylor Family has no actual knowledge of any pending or threatened claim which may reasonably be expected to result in a claim for indemnification by a Taylor Family member hereunder, except as described with reasonable specificity in the Registration Statement relating to ______% Noncumulative Perpetual Preferred Stock, Series A.



     3. INDEMNIFICATION BY TAYLOR FAMILY. The Taylor Family shall hold harmless and indemnify TCG against any judgments, fines, penalties, or similar payments or amounts paid and reasonable expenses (including attorneys' fees and costs) incurred by TCG which are caused by any knowing or reckless breach by any member of the Taylor Family of any representation, warranty or covenant in the Share Exchange Agreement



     4. INDEMNIFICATION PROCEDURES. Promptly after receipt by an indemnified party under Section 2 or Section 3 above of notice of the commencement of any Proceeding or other third party claim which may give rise to a claim for indemnification hereunder (an "Indemnifiable Matter"), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that such indemnified party shall have the right to employ counsel in any such proceeding at his or its own expense; and provided further, that if the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnified party and the indemnifying party in the conduct of any such defense, or the indemnifying party shall not, in fact, have employed counsel to assume the defense of such proceeding, then, in any such case, the fees and expenses of the indemnified party's counsel shall be borne by the indemnifying party and advanced in accordance with Section 5 of this Agreement, if applicable. Each indemnified party shall give the indemnifying party such reasonable information and reasonable cooperation as it may reasonably require in the defense of an Indemnifiable Matter. In no event shall the members of the Taylor Family as a group be entitled to indemnification under this Agreement for the reasonable fees and expenses of more than one counsel unless such members reasonably believe that with respect to a particular indemnification matter, a conflict of interest among such Taylor Family members so requires separate additional counsel for such Taylor Family member.



     5. ADVANCEMENT OF EXPENSES. Notwithstanding anything to the contrary in this Agreement, TCG shall advance all Expenses incurred by or on behalf of a Taylor Family member in connection with any Proceeding within five (5) days after the receipt by TCG of a statement from such Taylor Family member requesting the advance from time to time, whether prior to or after final disposition of the Proceeding. Each statement shall reasonably evidence the Expenses incurred by such Taylor Family member. Each Taylor Family member hereby undertakes to repay promptly any Expenses advanced if it shall ultimately be determined that such Taylor Family member is not entitled to be indemnified against such Expenses. Any advances and the undertaking to repay pursuant to this Section 3 shall be unsecured and, until thirty (30) days after the date on which it is determined that such Taylor Family member is not entitled to be so indemnified, interest free.



     6. EXPENSES UNDER THIS AGREEMENT. Notwithstanding any other provision in this Agreement to the contrary, TCG shall indemnify each Taylor Family member against all expenses (including reasonable attorneys' fees and costs) incurred by such Taylor Family member against all Expenses incurred by such Taylor Family member in connection with any action between the TCG and such Taylor Family member involving the interpretation or enforcement of the rights of such Taylor Family member under this Agreement, if such Taylor Family member should prevail in such action.



     7. GENERAL PROVISIONS.

          7.1 EFFECTIVE DATE. This Agreement shall be effective upon the Closing, and shall be of no force and effect until the Closing.



          7.2 AMENDMENTS AND WAIVER. No amendment, waiver or consent with respect to any provision of this Agreement shall in any event be effective, unless the same shall be in writing and signed by the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.



          7.3 NON-EXCLUSIVITY. The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which a Taylor Family member may at any time be entitled under applicable law, the articles of incorporation or bylaws of any corporation, any other agreement, a vote of shareholders, a resolution of directors, or otherwise.



          7.4 SUBROGATION. In the event of any payment under this Agreement, TCG shall be subrogated to the extent of such payment to all of the rights of recovery of each Taylor Family member, who shall reasonably cooperate with TCG and execute all papers required and take all reasonable action necessary to secure such rights, including execution of such documents as are necessary to enable TCG to bring suit to enforce such rights.



          7.5 NO DUPLICATIVE PAYMENT. TCG shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that a Taylor Family member has otherwise actually received such payment under any insurance policy, contract or agreement. The Taylor Family shall use its reasonable efforts to collect any payment under any such insurance policy, contract or agreement. The Taylor Family shall use its reasonable efforts to collect any payment under any such insurance policy, contact or agreement.



          7.6 NOTICES. All notices, requests, consents, demands and other communications hereunder must be in writing.



          7.7 COUNTERPARTS. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



          7.8 SUCCESSORS AND ASSIGNS. This Agreement, and the rights and obligations of the parties hereunder, shall inure to and be binding on the parties hereto and their respective successors and assigns. TCG may not assign (by operation of law or otherwise) any rights, benefits, duties or obligations under this Agreement, without the prior written consent of the Taylor Family; provided, however, that TCG may, without such consent, assign its rights under this Agreement to any successor in the event of a merger, consolidation, sale of all or substantially all its assets, liquidation or dissolution, if such assignee executes and delivers to the other parties hereto an agreement reasonably satisfactory in form and substance to such other parties under which such assignee assumes and agrees to perform and discharge all the obligations and liabilities of the assigning party. No permitted assignment by any party under this Section 7.8 shall relieve the assigning party of its obligations hereunder.



          7.9 ENTIRE AGREEMENT. This Agreement and the documents referred to herein contain the entire agreement and understanding among the parties with respect to the transactions contemplated hereby and supersede all other agreements, understandings and undertakings among the parties on the subject matter hereof.

          7.10 SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid or unenforceable for any reason whatsoever: (a) the validity, legality, and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision or provisions held invalid or unenforceable.



          7.11 GOVERNING LAW. This Agreement shall be construed, enforced and interpreted in accordance with the substantive laws of the State of Delaware applicable to contracts made and to be performed wholly within said State.



          7.12 NO THIRD PARTY RIGHTS. This Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third-party beneficiary hereto.



          7.13 TAYLOR FAMILY DESIGNEES. The Taylor Family members hereby appoint Jeffrey W. Taylor and Bruce W. Taylor, or either of them, to act as their designated representatives (the "Taylor Family Designees") for the purpose of exercising all power of the Taylor Family necessary to administer this Agreement, including, without limitation, the power to modify, amend or waive provisions under this Agreement, give consents or instructions, or give or receive notices and incur all out-of-pocket expenses including the reasonable fees and costs of attorneys or agents, which the Taylor Family Designees may find it necessary to engage in the performance of such Taylor Family Designees duties. Any notice, direction, consent or other act to be received or given by a Taylor Family member shall be deemed properly received or given if received or given by the Taylor Family Designees. The Taylor Family members, by unanimous written consent thereof delivered to TCG, may change at any time the Taylor Family Designees.



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.



                                        TAYLOR CAPITAL GROUP, INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        ----------------------------------------
                                        Sidney J Taylor 1/

                                        ----------------------------------------
                                        Jeffrey W. Taylor

                                        ----------------------------------------
                                        Bruce W. Taylor

                                        ----------------------------------------
                                        Iris Taylor 2/

                                        ----------------------------------------
                                        Cindy Taylor Bleil

                                        ----------------------------------------
                                        Melvin E. Pearl, as Trustee 3/

                                        ----------------------------------------
                                        Susan Taylor, as Trustee of the
                                        Susan Taylor Trust


                                        Cole Taylor Bank, as Trustee 4/
                                        By:



--------------------


1/    Individually and a trustee under self declaration of trust dated 9/17/96.



2/ Individually and as trustee of the Taylor Annual Gift Trust FBO Stephanie Lynn Taylor, the Taylor Annual Gift Trust FBO Ryan Taylor, the Taylor Annual Gift Trust FBO Rebecca Inez Bleil, the Taylor Annual Gift Trust FBO Melissa Taylor, the Taylor Annual Gift Trust FBO Lisa Rebecca Taylor, the Taylor Annual Gift Trust FBO Cindy Taylor Bleil, the Taylor Annual Gift Trust FBO Jeffrey W. Taylor, the Taylor Annual Gift Trust FBO Elizabeth Ann Bleil, the Taylor Annual Gift Trust FBO Emily Taylor, the Taylor Annual Gift Trust FBO Adam Taylor, the Taylor Annual Gift Trust FBO Brett Daniel Taylor, the Taylor Annual Gift Trust FBO Brian Taylor, the Taylor Annual Gift Trust FBO Bruce W. Taylor.



3/ As trustee of the Shirley Tark Great Grandchildrens Trust FBO Family of Jeffrey Taylor (a general partner of Taylor Family Partnership), the Shirley Tark Grandchildrens Trust FBO Bruce Taylor (a general partner of Taylor Family Partnership), the Shirley Tark Grandchildrens FBO Cindy Bleil (a general partner of Taylor Family Partnership), the Taylor 1992 Trust FBO Ryan Taylor, the Shirley Tark Great Grandchildrens Trust FBO Family of Cindy Taylor Bleil, the Shirley Tark Great Grandchildrens Trust FBO Family of Bruce Taylor, the Taylor 1992 Trust FBO Elliott Benjamin Taylor, the Taylor 1992 Trust FBO Elizabeth Ann Bleil, the Cindy L. Taylor Gift Trust, the Taylor 1992 Trust FBO Lisa Rebecca Taylor, the Taylor 1992 Trust FBO Rebecca Inez Bleil, the Jeffrey W. Taylor Gift Trust, the Taylor 1992 Trust FBO Stephanie Lynn Taylor, the Bruce Taylor Gift Trust, and the Taylor 1992 Trust FBO Brett Daniel Taylor.



4/    As Trustee of the Trust FBO Sidney J. Taylor and the Iris Fund Tark.

                                                                       EXHIBIT A

                                 TAYLOR FAMILY
                                 -------------

               Directly Owned Shares
               ---------------------
Sidney Taylor                                 53,900
Jeffrey Taylor                                86,880
Bruce Taylor                                 126,880
Cindy Bleil                                  126,880


                           Indirectly Owned Shares
                           -----------------------
Iris Taylor TR FBO Adam Taylor                                           21,720
Melvin Pearl TR/BT Gift Trust                                            26,480
Melvin Pearl TR/Brett Daniel Taylor                                       8,800
Iris Taylor TR/Brett Daniel Taylor                                       11,320
Iris Taylor TR/Brian Taylor                                              21,720
Iris Taylor TR/Bruce Taylor                                              21,720
Melvin Pearl TR/Tark/Bruce Taylor                                       211,320
Iris Taylor TR/Cindy Taylor Bleil                                        21,720
Melvin Pearl TR/Tark/Cindy Taylor Bleil                                 211,320
Melvin Pearl TR/Cindy Taylor                                             26,520
Cole Taylor Bank/FBO SJT                                                 38,040
Cole Taylor Bank/Tark Iris Fund                                         152,200
Melvin Pearl TR/FBO E. Bleil                                              8,800
Iris Taylor TR/FBO E. Bleil                                               4,640
Melvin Pearl TR/FBO E. B. Taylor                                          8,800
Iris Taylor TR/FBO Emily Taylor                                          21,760
Melvin Pearl TR/Tark/Bruce Taylor                                       261,320
Melvin Pearl TR/Tark/C. Bleil                                           261,320
Melvin Pearl TR/Tark/J. Taylor                                          261,320
Melvin Pearl TR/JWT Gift Trust                                           26,520
Iris Taylor TR/FBO JWT                                                   17,800
Melvin Pearl TR/Tark/J. Taylor                                          211,320
Melvin Pearl TR/FBO Lisa Taylor                                           4,800
Iris Taylor TR/FBO Lisa Taylor                                           16,960
Iris Taylor TR/FBO Melissa Taylor                                        21,760
Melvin Pearl TR/FBO R. Bleil                                              8,800
Iris Taylor TR/FBO R. Bleil                                              11,320
Melvin Pearl TR/FBO Ryan Taylor                                           8,800
Iris Taylor TR/FBO Ryan Taylor                                            1,480
Iris Taylor TR/FBO Stephanie Taylor                                      16,960
Melvin Pearl TR/FBO Stephanie Taylor                                      4,800
Taylor Family Partnership                                               750,000
Sidney J Taylor Trust under self                                        509,280
Susan Taylor Trust                                                       40,000



                                      A-1